                                                                    Exhibit 99.2


                                                        CERTIFIED MAIL
                                                        RETURN RECEIPT REQUESTED



August 12, 2002




Jonathan G. Katz, Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549-0609

RE:   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
      REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

Dear Mr. Katz:

I,    Harold L. Zuber, Jr., state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Teleflex Incorporated (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

            - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.
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Jonathan G. Katz, Secretary
August 12, 2002
Page 2



      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            - Form 10-K for the Fiscal Year ended December 30, 2001 of Teleflex Incorporated filed on March 27, 2002;

            - Form 10-Q for the Quarterly Period ended March 31, 2002 of Teleflex Incorporated filed May 15, 2002;

            - Form 10-Q for the Quarterly Period ended June 30, 2002 of Teleflex Incorporated to be filed on August 12, 2002.



     /s/ HAROLD L. ZUBER, JR.

         Harold L. Zuber, Jr.
         August 12, 2002




                                                   Subscribed and sworn
                                                   to before me this
                                                   12th day of August
                                                   2002.

                                                   /s/ Catherine G. Bucci
                                                       ------------------
                                                       Notary Public